Quarterly Holdings Report
for
Fidelity Freedom® Blend Income Fund
December 31, 2023
FBF-YIN-NPRT3-0224
1.9892458.105
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.35% to 5.38% 1/25/24 to 2/8/24 (b) (Cost $169,357)	170,000	169,386

Domestic Equity Funds - 7.0%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	90,658	1,416,078
Fidelity Series Commodity Strategy Fund (c)	6,713	621,845
Fidelity Series Large Cap Growth Index Fund (c)	46,978	899,620
Fidelity Series Large Cap Stock Fund (c)	48,681	951,234
Fidelity Series Large Cap Value Index Fund (c)	115,127	1,694,663
Fidelity Series Small Cap Core Fund (c)	372	4,182
Fidelity Series Small Cap Opportunities Fund (c)	30,857	428,911
Fidelity Series Value Discovery Fund (c)	42,143	627,088
TOTAL DOMESTIC EQUITY FUNDS (Cost $5,729,530)		6,643,621

International Equity Funds - 13.2%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	41,047	602,977
Fidelity Series Emerging Markets Fund (c)	130,527	1,104,259
Fidelity Series Emerging Markets Opportunities Fund (c)	249,205	4,318,714
Fidelity Series International Growth Fund (c)	87,298	1,495,419
Fidelity Series International Index Fund (c)	48,182	566,624
Fidelity Series International Small Cap Fund (c)	83,500	1,416,153
Fidelity Series International Value Fund (c)	128,264	1,496,842
Fidelity Series Overseas Fund (c)	115,301	1,495,456
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $11,317,863)		12,496,444

Bond Funds - 68.2%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	1,977,500	18,726,921
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	10,659	81,649
Fidelity Series Corporate Bond Fund (c)	803,969	7,492,990
Fidelity Series Emerging Markets Debt Fund (c)	63,611	492,987
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	17,399	163,027
Fidelity Series Floating Rate High Income Fund (c)	10,017	90,449
Fidelity Series Government Bond Index Fund (c)	1,184,586	10,957,418
Fidelity Series High Income Fund (c)	60,726	510,709
Fidelity Series International Developed Markets Bond Index Fund (c)	427,274	3,734,372
Fidelity Series Investment Grade Bond Fund (c)	1,100,910	11,119,190
Fidelity Series Investment Grade Securitized Fund (c)	829,579	7,482,806
Fidelity Series Long-Term Treasury Bond Index Fund (c)	596,138	3,493,368
Fidelity Series Real Estate Income Fund (c)	9,893	93,881
TOTAL BOND FUNDS (Cost $70,521,776)		64,439,767

Short-Term Funds - 11.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d)	230,622	230,668
Fidelity Series Government Money Market Fund 5.43% (c)(e)	2,055,295	2,055,295
Fidelity Series Short-Term Credit Fund (c)	198,038	1,950,676
Fidelity Series Treasury Bill Index Fund (c)	661,370	6,574,021
TOTAL SHORT-TERM FUNDS (Cost $10,836,570)		10,810,660

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $98,575,096)	94,559,878
NET OTHER ASSETS (LIABILITIES) - 0.0%	10,463
NET ASSETS - 100.0%	94,570,341

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	19	Mar 2024	2,144,922	69,423	69,423
CBOT 5-Year U.S. Treasury Note Contracts (United States)	30	Mar 2024	3,263,203	72,642	72,642
CBOT Long Term U.S. Treasury Bond Contracts (United States)	4	Mar 2024	499,750	36,241	36,241

TOTAL PURCHASED					178,306

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	3	Mar 2024	723,000	(24,004)	(24,004)
ICE MSCI Emerging Markets Index Contracts (United States)	16	Mar 2024	826,960	(36,611)	(36,611)

TOTAL SOLD					(60,615)

TOTAL FUTURES CONTRACTS					117,691
The notional amount of futures purchased as a percentage of Net Assets is 6.3%
The notional amount of futures sold as a percentage of Net Assets is 1.7%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $169,386.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	131,410	949,046	849,788	5,502	-	-	230,668	0.0%
Total	131,410	949,046	849,788	5,502	-	-	230,668

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	18,720,151	4,636,541	4,586,949	464,013	(21,879)	(20,943)	18,726,921
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	86,953	19,500	20,536	2,689	(801)	(3,467)	81,649
Fidelity Series Blue Chip Growth Fund	1,370,671	330,396	670,209	7,909	(12,226)	397,446	1,416,078
Fidelity Series Canada Fund	729,589	149,615	319,580	20,566	161	43,192	602,977
Fidelity Series Commodity Strategy Fund	654,798	198,164	185,564	28,622	(802)	(44,751)	621,845
Fidelity Series Corporate Bond Fund	7,327,940	1,550,776	1,537,704	235,570	(1,023)	153,001	7,492,990
Fidelity Series Emerging Markets Debt Fund	479,378	111,055	124,232	23,353	(1,084)	27,870	492,987
Fidelity Series Emerging Markets Debt Local Currency Fund	162,402	37,341	41,211	8,240	(603)	5,098	163,027
Fidelity Series Emerging Markets Fund	870,810	496,457	310,728	26,975	(7,144)	54,864	1,104,259
Fidelity Series Emerging Markets Opportunities Fund	4,604,380	777,480	1,311,370	124,541	(236,479)	484,703	4,318,714
Fidelity Series Floating Rate High Income Fund	88,790	22,978	22,929	6,770	121	1,489	90,449
Fidelity Series Government Bond Index Fund	10,815,552	2,498,735	2,249,487	233,707	(3,092)	(104,290)	10,957,418
Fidelity Series Government Money Market Fund 5.43%	2,109,137	524,026	577,868	83,295	-	-	2,055,295
Fidelity Series High Income Fund	497,430	115,393	116,486	24,606	(531)	14,903	510,709
Fidelity Series International Developed Markets Bond Index Fund	3,740,617	805,188	835,106	143,706	(13,225)	36,898	3,734,372
Fidelity Series International Growth Fund	1,695,258	350,744	668,749	19,848	(63,182)	181,348	1,495,419
Fidelity Series International Index Fund	697,661	135,994	301,323	16,355	(16,545)	50,837	566,624
Fidelity Series International Small Cap Fund	526,178	1,067,208	361,638	52,554	(43,639)	228,044	1,416,153
Fidelity Series International Value Fund	1,661,627	365,542	675,958	49,403	(2,888)	148,519	1,496,842
Fidelity Series Investment Grade Bond Fund	11,028,489	2,406,401	2,347,182	340,296	(22,006)	53,488	11,119,190
Fidelity Series Investment Grade Securitized Fund	7,584,776	1,564,476	1,670,124	225,052	(48,742)	52,420	7,482,806
Fidelity Series Large Cap Growth Index Fund	868,245	194,771	356,864	7,828	18,938	174,530	899,620
Fidelity Series Large Cap Stock Fund	938,461	229,215	318,183	50,022	17,130	84,611	951,234
Fidelity Series Large Cap Value Index Fund	1,761,829	424,362	598,776	70,634	9,845	97,403	1,694,663
Fidelity Series Long-Term Treasury Bond Index Fund	3,529,435	1,034,633	909,599	83,844	(86,877)	(74,224)	3,493,368
Fidelity Series Overseas Fund	1,693,652	340,737	652,570	25,264	(20,128)	133,765	1,495,456
Fidelity Series Real Estate Income Fund	162,929	35,317	104,806	6,944	(5,691)	6,132	93,881
Fidelity Series Short-Term Credit Fund	1,949,858	418,544	458,368	42,926	(4,814)	45,456	1,950,676
Fidelity Series Small Cap Core Fund	2,932	1,608	905	71	71	476	4,182
Fidelity Series Small Cap Opportunities Fund	422,272	118,832	173,460	4,594	1,909	59,358	428,911
Fidelity Series Treasury Bill Index Fund	6,271,904	1,950,049	1,641,214	248,411	(2,334)	(4,384)	6,574,021
Fidelity Series Value Discovery Fund	637,603	165,875	198,962	29,961	(2,467)	25,039	627,088
	93,691,707	23,077,953	24,348,640	2,708,569	(570,027)	2,308,831	94,159,824

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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